EXHIBIT 99.2

                             JOINT FILER INFORMATION

Name:  GSCP (NJ), L.P.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                              GSCP (NJ), L.P.
                              By:  GSCP (NJ), Inc., its general partner


                              By:  /s/ David L. Goret              June 21, 2007
                                   ----------------------------    -------------
                                   Name:  David L. Goret                Date
                                   Title: Senior Managing Director

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Name:  Thomas V. Inglesby

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                              By:  /s/ Andrew J. Wagner            June 21, 2007
                                   ----------------------------    -------------
                                   As Attorney-in-Fact*            Date


                              By:  /s/ Robert A. Hamwee            June 21, 2007
                                   ----------------------------    -------------
                                   As Attorney-in-Fact*            Date


                              *Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to
                              Exhibit 7(L) to the Schedule 13D/A for Moore
                              Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

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Name:  Matthew C. Kaufman

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                              By:  /s/ Matthew C. Kaufman          June 21, 2007
                                   ----------------------------    -------------
                                                                   Date

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Name:  Christine K. Vanden Beukel

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                              By:  /s/ Andrew J. Wagner            June 21, 2007
                                   ----------------------------    -------------
                                   As Attorney-in-Fact*            Date


                              By:  /s/ Robert A. Hamwee            June 21, 2007
                                   ----------------------------    -------------
                                   As Attorney-in-Fact*            Date



                              *Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to
                              Exhibit 7(L) to the Schedule 13D/A for Moore
                              Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

Name:  Greenwich Street Capital Partners II, L.P.

Address:  12 East 49th Street, Suite 3200
          New York, NY 10017

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                              GREENWICH STREET CAPITAL PARTNERS II, L.P.
                              By:  Greenwich Street Investments II, L.L.C.

                              By:  /s/ Robert A. Hamwee            June 21, 2007
                                   ----------------------------    -------------
                                   Name:  Robert A. Hamwee              Date
                                   Title: Managing Member

Name:  Greenwich Street Investments II, L.L.C.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                              GREENWICH STREET INVESTMENTS II, L.L.C.


                              By:  /s/ Robert A. Hamwee            June 21, 2007
                                   ----------------------------    -------------
                                   Name:  Robert A. Hamwee              Date
                                   Title: Managing Member